SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



                        DATE OF REPORT - JANUARY 20, 2000
               (DATE OF EARLIEST EVENT REPORTED: JANUARY 19, 2000)


                             THE COASTAL CORPORATION
             (Exact name of registrant as specified in its charter)


DELAWARE                              001-71761           74-1734212
(State or other jurisdiction   (Commission File Number)   (I.R.S. Employer
of incorporation)                                         Identification Number)


COASTAL TOWER, NINE GREENWAY PLAZA, HOUSTON, TEXAS                   77046-0995
(Address of principal executive offices)                             (Zip Code)

       Registrant's telephone number, including area code: (713) 877-1400
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ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

EXHIBIT NO.    DESCRIPTION

     99.1 Analysts' Presentation relating to the proposed merger of El Paso Merger Company, a wholly-owned subsidiary of El Paso Energy Corporation, with and into The Coastal Corporation (incorporated by reference to Exhibit 99.1 of Form 8-K/A filed by El Paso Energy Corporation on January 20, 2000).


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                                    SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 20, 2000                  THE COASTAL CORPORATION



                                        By:  /s/ Austin M. O'Toole
                                             -----------------------------------
                                             Name: Austin M. O'Toole
                                             Title: Senior Vice President and
                                                    Secretary


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                                  EXHIBIT INDEX


EXHIBIT NO.    DESCRIPTION

   99.1 Analysts' Presentation relating to the proposed merger of El Paso Merger Company, a wholly-owned subsidiary of El Paso Energy Corporation, with and into The Coastal Corporation (incorporated by reference to Exhibit 99.1 of Form 8-K/A filed by El Paso Energy Corporation on January 20, 2000).


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